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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934






                        Date of Report: October 14, 2003


                         UNIVERSAL FOREST PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)




              MICHIGAN                  0-22684                38-1465835
    (State or other jurisdiction      (Commission             (IRS Employer
         of Incorporation)            File Number)         Identification No.)




                  2801 EAST BELTLINE, NE
                  GRAND RAPIDS, MICHIGAN                      49525
         (Address of principal executive offices)           (Zip Code)




                                 (616) 364-6161
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report)
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Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits

           (c)    Exhibits

                  99(a)    Press Release dated October 13, 2003.


Item 12.  Results of Operations and Financial Condition

          On October 13, 2003, the Registrant issued a press release announcing its financial results for the third quarter ended September 27, 2003. A copy of the Registrant's press release is attached as Exhibit 99(a) to this Current Report.





























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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  UNIVERSAL FOREST PRODUCTS, INC.
                                            (Registrant)
Dated:  October 14, 2003

                                  By: /s/ Michael R. Cole
                                      ----------------------------------------
                                      Michael R. Cole, Chief Financial Officer
                                      and Treasurer


































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                                  EXHIBIT INDEX

Exhibit Number             Document
--------------             --------

       99(a)               Press Release dated October 13, 2003.













































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